Exhibit 99.1
Cyxtera Announces Fourth Quarter and Full-Year 2022 Results
MIAMI – March 16, 2023 – Cyxtera Technologies, Inc. (NASDAQ: CYXT), a global leader in data center colocation and interconnection services, today released financial results for the quarter and full-year ended December 31, 2022.

“We achieved solid results in the fourth quarter and another year of growth in 2022, demonstrating continued demand for our global data center platform and our customers’ confidence in our ability to help them transform and scale their businesses,” said Nelson Fonseca, Cyxtera’s Chief Executive Officer. “We delivered 6.0% revenue growth for the year, margin expansion, and positive net bookings. Our results are further validation of the value we bring to our customers with our global scale, innovative approach to cloud-like colocation, and unwavering focus on providing high quality services to our customers.”
Q4 and Full-Year 2022 Financial Highlights
•Total revenue increased by $14.5 million, or 8.1% year over year, to $192.9 million in the fourth quarter.
•On a constant currency basis, total revenue increased by $18.3 million, or 10.3% year over year.
•Recurring revenue increased by $14.3 million, or 8.4% year over year, to $184.6 million in the fourth quarter.
•Core revenue increased by $17.1 million, or 10.5%, year over year to $179.6 million in the fourth quarter.
•Net Loss of $210.2 million in the quarter, including a non-cash Goodwill impairment charge of $153.6 million; Transaction Adjusted EBITDA1 increased by $13.8 million, or 28.8%, to $61.8 million and increased by $15.0 million, or 31.3% year over year, on a constant currency basis, in the fourth quarter.
•Full-year total revenue increased by $42.3 million, or 6.0% year over year, to $746.0 million.
•On a constant currency basis, full-year total revenue increased by $55.1 million, or 7.8% year over year.
•Full-year recurring revenue increased by $39.0 million, or 5.8% year over year, to $710.5 million.
•Full-year Core revenue increased by $48.0 million, or 7.5% year over year, to $687.1 million.
•Full-year Net Loss of $355.1 million, including a non-cash Goodwill impairment charge of $153.6 million; Transaction Adjusted EBITDA1 increased by $14.5 million, or 6.4%, year over year, to $238.9 million and increased by $19.9 million, or 8.9% year over year, on a constant currency basis.
Q4 and Full-Year 2022 Business Highlights
•Average monthly Core churn of 0.6% in the fourth quarter was in-line with the year-ago quarter and 20 basis points below the third-quarter level; average monthly Core churn of 0.8% in 2022 was in-line with 2021.
•Interconnection revenue accounted for 11.9% of total revenue in the fourth quarter and grew 9.5% year over year; full-year interconnection revenue accounted for 11.2% of total revenue and grew 1.9% year over year.
•Stabilized occupancy of 74.9% at year-end 2022 increased 350 basis points from year end 2021.
•Continued to de-lever the balance sheet with year-end 2022 net financial leverage of 3.5x, a decrease of 30 basis points year over year.

“In 2022, we delivered strong Core revenue growth of 7.5%, drove stabilized occupancy increases of 350 basis points, and continued to strategically expand our footprint,” said Carlos Sagasta, Cyxtera’s Chief Financial Officer.

The company also announced that, on March 14, 2023, it entered into an agreement with all of its revolving lenders to modify certain terms of its $120.1 million revolving credit facility, including an extension of the maturity date under such facility from November 1, 2023 to April 2, 2024. The company is actively attempting to address its revolving credit facility and long-term debt that mature in April 2024 and May 2024, respectively. Due to these ongoing efforts, Cyxtera will not hold a fourth quarter 2022 conference call and is not providing 2023 guidance at this time.

Kirkland & Ellis LLP and Guggenheim Securities, LLC are serving as legal and financial advisors, respectively, to Cyxtera in connection with these efforts.
Investor Presentation and Supplemental Financial Information
A presentation regarding the company’s fourth quarter and 2022 financial results, along with supplemental financial information, is available on the Cyxtera Investor Relations website at http://ir.cyxtera.com/.
About Cyxtera
Cyxtera is a global leader in colocation and interconnection services, with a footprint of more than 60 data centers in over 30 markets. With IT infrastructure becoming increasingly hybrid, complex, and distributed, Cyxtera continues to expand its portfolio beyond space and power to deliver more cloud-like and flexible infrastructure solutions across its global data center platform and robust partner ecosystem. Today, Cyxtera provides more than 2,300 enterprise and government customers with the technology solutions they need to scale faster, achieve financial goals, and gain a competitive advantage. For more information, please visit www.cyxtera.com.

1A complete reconciliation of Net Loss to Transaction Adjusted EBITDA is included in the financial tables included in this release.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the federal securities laws. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Cyxtera’s control. Actual results and conditions (financial or otherwise) may differ materially from those indicated in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward-looking statements, including, but not limited to, risks related to Cyxtera’s material indebtedness with near term maturities; Cyxtera’s ability to refinance or renew its existing indebtedness on favorable terms or at all; Cyxtera’s ability to access external sources of capital on favorable terms or at all, which could limit Cyxtera’s ability to execute its business and growth strategies; Cyxtera’s ability to maintain its credit ratings; increases in interest rates; fluctuations in energy prices; fluctuations in foreign currency exchange rates in the markets in which Cyxtera operates internationally; inflation; prolonged power outages, shortages or capacity constraints; physical and electronic security breaches and cyber-attacks, which could disrupt Cyxtera’s operations; any failure of Cyxtera’s physical infrastructure or negative impact on its ability to provide its services, or damage to customer infrastructure within its data centers; inadequate or inaccurate external and internal information, including budget and planning data, which could lead to inaccurate financial forecasts and inappropriate financial decisions; Cyxtera’s fluctuating operating results; Cyxtera’s government contracts, which are subject to early termination, audits, investigations, sanctions and penalties; Cyxtera’s reliance on third parties to provide internet connectivity to its data centers; the incurrence of goodwill and other intangible asset impairment charges, such as Cyxtera’s recent impairment of goodwill, or impairment charges to Cyxtera’s property and equipment, which could result in a significant reduction to its earnings; the requirements of being a public company, including maintaining adequate internal controls over financial and management systems; Cyxtera’s ability to manage its growth; volatility of the market price of Cyxtera’s Class A common stock; future sales, or the perception of future sales, of Cyxtera Class A common stock by Cyxtera or its existing securityholders in the public market, which could cause the market price for Cyxtera’s Class A common stock to decline; Cyxtera’s ability to use its United States federal and state net operating losses to offset future United States federal and applicable state taxable income may be subject to certain limitations that could accelerate or permanently increase taxes owed; Cyxtera’s ability to address the significant implementation and operational complexities required to complete a conversion to a REIT, including, without limitation, completing internal reorganizations and modifying accounting and information technology systems, and receiving any necessary stakeholder and other approvals; Cyxtera’s ability to apply highly technical and complex provisions of the US Internal Revenue Code, as amended, to its operations; and risks related to the effects of the COVID-19 pandemic on Cyxtera’s business or future results, including supply chain disruptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the “Risk Factors” disclosed in Cyxtera’s filings with the Securities and Exchange Commission (“SEC”) from time to time. There may be additional risks that Cyxtera does not presently know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cyxtera’s expectations, plans or forecasts of future events and views as of the date of this press release. Accordingly, you should not place undue reliance upon any such forward-looking statements in this press release. Neither Cyxtera nor any of its affiliates assume any obligation to update this press release, except as required by law.
Statement Regarding Non-GAAP Financial Measures
This press release contains Transaction Adjusted EBITDA, which is a supplemental measure that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). Transaction Adjusted EBITDA represents the measure of EBITDA disclosed to SVAC in connection with its consideration of the business combination transaction between Starboard Value Acquisition Corp. (“SVAC”) and Cyxtera. Cyxtera defines Transaction Adjusted EBITDA as net income (loss) before the following items: depreciation and amortization; interest and other expenses, net; income tax expense (benefit); equity-based compensation; stand-up separation & other; goodwill impairment; restructuring costs & other; REIT conversion costs; straight-line rent adjustment; amortization of favorable / unfavorable leasehold interest & asset retirement obligation accretion; transaction-related costs; and change in fair value of warrant liabilities. As a non-GAAP financial measure, Transaction Adjusted EBITDA excludes items that are significant in understanding and assessing Cyxtera’s financial results or position. Therefore, this measure should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Cyxtera’s presentation of this measure may not be comparable to similarly-titled measures used by other companies. You should review Cyxtera’s unaudited financial statements and the reconciliation of the non-GAAP financial measures included in this press release to the most directly comparable GAAP financial measures provided in this release and not rely on any single financial measure to evaluate Cyxtera’s business.

This press release includes constant currency revenue and Transaction Adjusted EBITDA, which are non-GAAP financial measures and are not meant to be considered in isolation or as an alternative to GAAP revenue and GAAP net income (loss). Cyxtera has presented these non-GAAP financial measures to provide investors with an additional tool to evaluate its results without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of Cyxtera’s business performance. To present this information, Cyxtera’s current and comparative prior period revenues and certain operating expenses from entities with functional currencies other than the U.S. dollar are converted into U.S. dollars at a consistent exchange rate for purposes of each result being compared.

CYXTERA TECHNOLOGIES, INC.
Consolidated Balance Sheets
As of December 31, 2022 and 2021
(unaudited, in millions, except share information)

	2022	2021
Assets:
Current assets:
Cash	$65.1	$52.4
Accounts receivable, net of allowance of $0.1 and $0.3	28.3	18.3
Prepaid and other current assets	38.1	37.5
Total current assets	131.5	108.2

Property and equipment, net	1,638.6	1,530.8
Operating lease right-of-use assets	248.0	—
Goodwill	599.6	761.7
Intangible assets, net	427.6	519.8
Other assets	18.0	16.7
Total assets	$3,063.3	$2,937.2

Liabilities and shareholders' equity:
Current liabilities:
Accounts payable	$61.9	$57.9
Accrued expenses	81.4	65.3
Current portion of operating lease liabilities	35.3	—
Current portion of long-term debt, finance leases and other financing obligations	96.7	50.3
Deferred revenue	73.1	60.7
Other current liabilities	25.3	10.0
Total current liabilities	373.7	244.2

Operating lease liabilities, net of current portion	272.0	—
Long-term debt, net of current portion	853.5	896.5
Finance leases and other financing obligations, net of current portion	1,078.5	937.8
Deferred income taxes	26.0	29.9
Warrant liabilities	—	64.7
Other liabilities	75.3	158.2
Total liabilities	2,679.0	2,331.3

Commitments and contingencies

Shareholders' equity:
Preferred Stock, $0.0001 par value; 10,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 500,000,000 shares authorized; 179,683,659 and 166,207,190 shares issued and outstanding as of December 31, 2022, and December 31, 2021, respectively	—	—
Additional paid-in capital	1,968.0	1,816.5
Accumulated other comprehensive (loss) income	(7.2)	10.8
Accumulated deficit	(1,576.5)	(1,221.4)
Total shareholders' equity	384.3	605.9
Total liabilities and shareholders' equity	$3,063.3	$2,937.2

CYXTERA TECHNOLOGIES, INC.
Consolidated Statements of Operations
For the Years Ended December 31, 2022 and 2021
(unaudited, in millions, except for share information)

	2022	2021
Revenues	$746.0	$703.7
Operating costs and expenses:
Cost of revenues, excluding depreciation and amortization	402.0	390.5
Selling, general and administrative expenses	144.3	112.8
Depreciation and amortization	243.0	240.6
Goodwill impairment	153.6	—
Restructuring, impairment, site closures and related costs	5.2	69.8
Transaction-related costs	—	5.2
Total operating costs and expenses	948.1	818.9

Loss from operations	(202.1)	(115.2)
Interest expense, net	(163.3)	(164.9)
Other expenses, net	(2.2)	(0.1)
Change in fair value of the warrant liabilities	11.8	(25.5)
Loss from operations before income taxes	(355.8)	(305.7)
Income tax benefit	0.7	47.8
Net loss	$(355.1)	$(257.9)

Loss per Share
Basic and diluted	$(1.99)	$(1.94)

Weighted average number of shares outstanding
Basic and diluted	178,144,676	133,126,171

CYXTERA TECHNOLOGIES, INC.
Consolidated Statements of Operations
For Three Months Ended December 31, 2022 and 2021
(unaudited, in millions, except for share information)

	Q4 2022	Q4 2021
Revenues	$192.9	$178.4
Operating costs and expenses:
Cost of revenues, excluding depreciation and amortization	105.3	103.1
Selling, general and administrative expenses	40.5	33.1
Depreciation and amortization	59.9	60.0
Goodwill impairment	153.6	—
Restructuring, impairment, site closures and related costs	1.3	1.4
Total operating costs and expenses	360.6	197.6

Loss from operations	(167.7)	(19.2)
Interest expense, net	(44.7)	(35.6)
Other (expenses) income, net	(0.1)	1.1
Change in fair value of the warrant liabilities	—	(22.8)
Loss from operations before income taxes	(212.5)	(76.5)
Income tax benefit	2.3	10.9
Net loss	$(210.2)	$(65.6)

Loss per Share
Basic and diluted	$(1.17)	$(0.40)

Weighted average number of shares outstanding
Basic and diluted	179,648,986	165,978,746

CYXTERA TECHNOLOGIES, INC.
Consolidated Statements of Cash Flows
For Years Ended December 31, 2022 and 2021
( unaudited, in millions)

	2022	2021
Net loss	$(355.1)	$(257.9)
Cash flows from operating activities:
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	243.0	240.6
Gain on sale of fixed assets	(0.2)	—
Restructuring, impairment, site closures and related costs	—	2.0
Amortization of favorable/unfavorable leasehold interests, net	—	3.7
Loss on extinguishment of debt and amortization of debt issuance costs and fees, net	3.9	10.1
Goodwill impairment	153.6	—
Equity-based compensation	22.3	9.5
Reversal of provision for doubtful accounts	(0.5)	(1.2)
Change of fair value of warrant liabilities	(11.8)	25.5
Deferred income taxes	(2.3)	(48.2)
Non-cash interest expense, net	10.2	9.7
Changes in operating assets and liabilities, excluding impact of acquisitions and dispositions:
Accounts receivable	(10.9)	16.4
Prepaid and other current assets	2.2	3.6
Other assets	(2.8)	6.5
Operating lease right-of-use assets	34.9	—
Operating lease liabilities	(33.9)	—
Accounts payable	(0.8)	(10.1)
Accrued expenses	17.0	(22.9)
Due to affiliates	—	(22.7)
Other liabilities	28.6	61.2
Net cash provided by operating activities	97.4	25.8
Cash flows from investing activities:
Purchases for property and equipment	(131.8)	(77.5)
Amounts received from affiliate	—	117.1
Net cash (used in) provided by investing activities	(131.8)	39.6
Cash flows from financing activities:
Proceeds from issuance of long-term debt and other financing obligations	42.0	40.0
Proceeds from recapitalization, net of issuance costs	—	434.5
Capital contribution	—	5.2
Proceeds from sale-leaseback financing	30.0	5.0
Repayment of long-term debt	(46.9)	(461.7)
Repayment of finance leases and other financing obligations	(49.2)	(62.1)
Proceeds from the exercise of warrants, net of redemptions	1.3	—
Proceeds from the exercise of the optional shares purchase options	75.0	—
Capital redemption	—	(97.9)
Net cash provided by (used in) financing activities	52.2	(137.0)
Effect of foreign currency exchange rates on cash	(5.1)	3.3
Net increase (decrease) in cash	12.7	(68.3)
Cash at beginning of period	52.4	120.7
Cash at end of period	$65.1	$52.4

CYXTERA TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
For Years Ended December 31, 2022 and 2021
(unaudited, in millions)

	2022	2021
Net Loss to EBITDA Reconciliation:
Net loss	$(355.1)	$(257.9)
Depreciation and amortization	243.0	240.6
Interest and other expenses, net	165.5	165.0
Income tax expense (benefit)	(0.7)	(47.8)
EBITDA	52.7	99.9

Adjustments
Equity-based compensation	22.3	9.5
Stand-up separation & other	9.4	4.2
Goodwill impairment	153.6	—
Restructuring costs & other	5.2	73.6
REIT conversion costs	2.2	—
Total Adjustments	192.6	87.3
Adjusted EBITDA	245.3	187.3
Transaction Adjustments
Straight-line rent adjustment	1.8	3.1
Amortization of Favorable / Unfavorable Leasehold Interest & ARO accretion	3.6	3.4
Transaction - related costs	—	5.2
Change in fair value of warrant liabilities	(11.8)	25.5
Total Adjustments	(6.5)	37.2
Transaction Adjusted EBITDA	$238.9	$224.4
Note: Numbers may not foot or cross-foot due to rounding

CYXTERA TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
For Three Months Ended December 31, 2022 and 2021
(unaudited, in millions)

	Q4 2022	Q4 2021
Net Loss to EBITDA Reconciliation:
Net loss	$(210.2)	$(65.6)
Depreciation and amortization	59.9	60.0
Interest and other expenses, net	44.9	34.5
Income tax benefit	(2.3)	(10.9)
EBITDA	(107.7)	18.0

Adjustments
Equity-based compensation	6.3	4.1
Stand-up separation & other	6.7	0.4
Goodwill impairment	153.6	—
Restructuring costs & other	1.3	1.3
REIT conversion costs	0.5	—
Total Adjustments	168.3	5.8
Adjusted EBITDA	60.6	23.8
Transaction Adjustments
Straight-line rent adjustment	0.3	0.6
Amortization of Favorable / Unfavorable Leasehold Interest & ARO accretion	0.9	0.8
Change in fair value of warrant liabilities	—	22.8
Total Adjustments	1.1	24.2
Transaction Adjusted EBITDA	$61.8	$48.0
Note: Numbers may not foot or cross-foot due to rounding
Press Contact:
Janice Clayton
press@cyxtera.com
IR Contact:
Greer Aviv
Cyxtera
greer.aviv@cyxtera.com